UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________

FORM 8-K
_______________________________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2011

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01                      Entry Into a Material Definitive Agreement
Item 3.02                      Unregistered Sales of Equity Securities

Effective April 22, 2011, the Registrant and Ruby Development Company ("RDC") have executed an amendment (the "Amendment") to the Option Agreement and Option Addendum, dated September 1, 2010, as amended on January 26, 2011, and the Commercial Property Purchase Agreement and Purchase Agreement Addendum Two dated September 1, 2010 (the "Agreements") on the property known as the Ruby Gold Mine ("Ruby") in Sierra County, California.

The Amendment provides revised terms for the accelerated exercise of the Registrant’s Option to Purchase from June 30, 2011 to June 1, 2011, and an increase to the final Option payment due on June 1, 2011 from $50,000 to $85,000.  Upon making the final option payment of $85,000 on June 1, 2011, the Registrant shall be deemed to have exercised the Option, and said payment shall also satisfy the requirement for a deposit to open escrow.  The Amendment also provides that monthly mortgage payments for the duration of 2011 shall be reduced from $85,000 per month to $35,000 per month.  In addition, and in consideration for amending the Agreements, the Registrant shall issue warrants granting RDC the right to purchase 2 million shares of the Registrant’s common stock at the exercise price of ten cents ($0.10) per share.  Said warrants are valid until May 1, 2016, but may not be exercised until the earlier of May 1, 2012, or the Registrant's receipt of the first tranche of funding through the federal EB-5 program. A summary of the federal EB-5 program as it relates to the Ruby Mine project funding is provided in a press release included as Exhibit 99.1 and incorporated herein by reference.  A full description of the federal EB-5 program as it relates to project funding for the Ruby Mine is disclosed in the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 16, 2011.

All other terms and conditions of the original Agreements, as amended, shall remain in effect.

The above described executed Amendment is attached hereto and incorporated by reference as Exhibit 10.6.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Property Option Agreement and Addendum with Ruby Development Company dated September 1, 2010, as previously filed with the Company’s filing of Form S-1/A, SEC file number 333-164860, filed on October 4, 2010, and incorporated by this reference as an exhibit to this Form 8-K

10.2
Form of Property Purchase Agreement with Ruby Development Company dated September 1, 2010, as previously filed with the Company’s filing of Form S-1/A, SEC file number 333-164860, filed on October 4, 2010, and incorporated by this reference as an exhibit to this Form 8-K

10.3
Form of Property Purchase Addendum with Ruby Development Company dated September 1, 2010, as previously filed with the Company’s filing of Form S-1/A, SEC file number 333-164860, filed on October 4, 2010, and incorporated by this reference as an exhibit to this Form 8-K

10.4
Property Option Amendment No. 1 with Ruby Development Company dated January 26, 2011, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on February 1, 2011, and incorporated by this reference as an exhibit to this Form 8-K

10.5
Form of Warrants Issued to Ruby Development Company dated October 1, 2010, as amended, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on February 1, 2011, and incorporated by this reference as an exhibit to this Form 8-K

10.6	Ruby Mine Option and Purchase Agreements Amendment No. 2 with Ruby Development Company dated April 22, 2011

99.1	Press Release “North Bay Resources Inc. (NBRI) Provides Update on Ruby Gold Project Funding” dated November 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: April 25, 2011